Exhibit 10.10

STOCK PURCHASE WARRANT
To Purchase Shares of Common Stock of
International Microcomputer Software, Inc.

THIS CERTIFIES that, for value received, __________, The Holder, or Holder’s transferee (the "Holder"), is entitled, upon the terms and subject to the conditions set forth herein, at any time on or after the date of this Warrant and on or before, but in no case after, five (5) years from the date of this Warrant, to subscribe for and purchase, from International Microcomputer Software, Inc., a California corporation (the "Company"), shares of the Company's Common Stock.

This Warrant is issued in connection with certain Agreement(s) (the "Agreement"), a form of which is attached hereto as Exhibit A and incorporated herein by this reference.

1. Number of Warrant Shares and Vesting.

This Warrant entitles the Holder to purchase up to the number of shares of the Common Stock of Company equal to ____________ shares of Common Stock sold pursuant to the Agreements. The Warrants shall vest as follows: __________.

2. Exercise Price.

The purchase price is the closing price of the Common Stock of the Company on __________, which was $_____.

3. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time on or after the date of this Warrant and on or before five (5) years from the date of this Warrant, by the surrender of this Warrant, a Notice of Exercise in the form attached as Exhibit B. If no registration statement is then in effect with respect to shares issuable on exercise of this warrant, the Investment Representation Certificate in the form attached as Exhibit C duly executed at the office of the Company in Novato, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.

4. Conversion of Warrant (Cashless Exercise). In lieu of exercising this Warrant as described in Section 3, the registered holder hereof shall have the right to convert this warrant, in whole or in part, by surrender of this Warrant and a Notice of Conversion in the form attached as Exhibit D duly executed at the office of the Company, into shares of Common Stock of the Company, as provided in this Section 4. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Common Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

A = the Fair Market Value (as defined below) of one share of Common Stock on the date of conversion of this Warrant.

B = the purchase price for one share of Common Stock under this Warrant.

X = the number of shares of Common Stock as to which this Warrant is being converted.

If the above calculation results in a negative number, then no shares of Common Stock shall be issued or issuable upon conversion of this Warrant.

"Fair Market Value" of a share of Common Stock shall be the average closing price of such stock on the ten (10) trading days immediately preceding the date as of which such value is to be determined.

5. Restrictions on Transfer.

(a) Permitted Transfers. This Warrant shall be freely transferable in whole or in part, subject to the limitations specified in this Section 5, provided that any such transfer shall be for not less than 10% of the amount of this Warrant.

(b) Investment Representation. The Holder agrees that the Holder will not offer, sell or otherwise dispose of this Warrant or any securities issued on exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act. Unless a registration statement is in effect, then upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit C hereto, that the securities purchased thereby are being acquired for investment solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

(c) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any securities issued upon exercise of this Warrant, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the securities thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

In the event Holder seeks an opinion from Holder's counsel as to transfer without registration, the Company shall provide such factual information to Holder's counsel as Holder's counsel may reasonably request for the purpose of rendering such opinion and such counsel may rely on the accuracy and completeness of such information in rendering such opinion.

(d) Procedure. Subject to the limitations set forth in this Section 5, Holder may transfer the Warrant on the books of the Company by surrendering to the Company: (i) this Warrant; (ii) a written Assignment, in the form attached as Exhibit E, naming the assignee and duly executed by Holder; and (iii) funds sufficient to pay any stock transfer taxes payable upon the making of such transfer.

The company shall thereupon execute and deliver a new Warrant in the name of the assignee specified in such instrument of assignment, and if the Warrant is transferred in part, the Company shall also execute and deliver in the name of the Holder a new Warrant covering the untransferred portion of the Warrant. Upon issuance of the new Warrant or Warrants, the Warrant surrendered for transfer shall be canceled by the Company.

(e) Expenses. The Company shall pay all expenses, and other charges payable in connection with the preparation, issue, and delivery of any new Warrant under this Section 5.

6. No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise.

7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

9. Miscellaneous. This Warrant may be amended and any term of this Warrant may be waived only by a written instrument signed by the Company and the Holder. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state applied without reference to conflict of laws principles.

Dated:

INTERNATIONAL MICROCOMPUTER
SOFTWARE, INC.

___________________________________
By:

EXHIBIT A

RELATED AGREEMENT(S)

EXHIBIT B

NOTICE OF EXERCISE

TO: International Microcomputer Software, Inc.

The undersigned hereby elects to purchase _______________ shares of Common Stock of International Microcomputer Software, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(1) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

(2) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment.

(Date)

EXHIBIT C

INVESTMENT REPRESENTATION CERTIFICATE

HOLDER:

COMPANY:	INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Holder represents to the Company the following:

(a) Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Holder is acquiring these Securities for investment for Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Holder acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. In this connection, Holder understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Holder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

(c) Holder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain conditions of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144, and (4) the timely filing of a Form 144, if applicable.

(d) Holder further understands that in the event all of the applicable requirements of or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Holder understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Holder:

___________________________

Date:___________________________

2

EXHIBIT D

NOTICE OF CONVERSION

To: International Microcomputer Software, Inc.

(1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase [____________________] shares of Common Stock of the Company into such number of shares of Common Stock of the Company as is determined pursuant to Section 4 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

(2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name):

(Address):

(3) The undersigned represents that the aforesaid shares of Common Stock of the Company are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date) (Signature)

EXHIBIT E

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [Name and Address] the rights represented by the foregoing Common Stock Warrant issued by International Microcomputer Software, Inc., on [date], and appoints ________________ its attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

_______________________________

Signature guaranteed:

Dated: _________________